EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and dated as of the 23rd day of March, 2004 by and among BANK OF THE WEST (“BOW”), as agent (in such capacity, the “Agent”) for the lenders from time to time party to the Credit Agreement referenced below (each a “Lender,” and, collectively, the “Lenders”), the current Lenders under the Credit Agreement, AMVAC CHEMICAL CORPORATION, a California corporation (the “Borrower”), AMERICAN VANGUARD CORPORATION, a Delaware corporation (“American Vanguard”), GEMCHEM, INC., a California corporation (“GemChem”), and 2110 DAVIE CORPORATION, a California corporation (“2110 Davie” and, together with the Borrower, American Vanguard and GemChem, the “Loan Parties”).

RECITALS

A. Pursuant to that certain Credit Agreement dated as of May 8, 2002 by and among the Agent, the Lenders and the Loan Parties (as amended, extended and replaced from time to time, the “Credit Agreement,” and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement), the Lenders agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

B. The Loan Parties have requested that the Lenders modify the Credit Agreement in certain respects and the Lenders have agreed to do so subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Increase in Availability. To reflect the agreement of the Lenders to increase the dollar amount of Revolving Loans available to the company under the Credit Agreement, the definition of “Revolving Credit Limit” set forth in Paragraph 15 of the Credit Agreement is hereby amended to read in its entirety as follows:

“‘Revolving Credit Limit’ shall mean $45,000,000, as such amount may be increased or decreased by written agreement of the Agent, the Lenders and the Borrower.”

2. Modification of Commitment Schedule. To reflect the pro rata increase in the dollar amount of the Maximum Commitment of each of the current Lenders under the Credit Agreement, Schedule 2 to the Credit Agreement (Commitment Schedule) is hereby replaced with Replacement Schedule 2 attached hereto and incorporated herein by this reference.

3. Temporary Modification of Financial Covenant Calculation. To reflect the agreement of the parties to modify the methodology of the calculation of the Modified Current Ratio for the fiscal quarters ending March 31, 2004 and June 30, 2004, the definition of the term “Modified Current Ratio” set forth in Paragraph 15 of the Credit Agreement is hereby amended to read in its entirety as follows:

“‘Modified Current Ratio’ shall mean, as of any date for American Vanguard and its Subsidiaries on a consolidated basis, the ratio of (1) trading accounts receivable and inventory to (2) the aggregate amount of the outstanding Revolving Loans, unpaid L/C Drawings, and Outstanding

Letters of Credit; provided, however, that in calculating the Modified Current Ratio for the fiscal quarters ending March 31, 2004 and June 30, 2004, the “amount of the outstanding Revolving Loans” shall be deemed reduced by the lesser of (a) the actual dollar amount of outstanding Revolving Loans and (b) $10,000,000.00.”

4. Modification of Pricing Grid. To reflect the agreement of the parties to modify certain pricing provisions applicable to the credit facility evidenced by the Credit Agreement, Schedule 3 to the Credit Agreement (Pricing Grid) is hereby replaced with Replacement Schedule 3 attached hereto and incorporated herein by this reference.

5. Reaffirmation of Loan Documents. Each of the Loan Parties hereby confirms and agrees that (i) the execution and delivery by the Loan Parties of this Amendment and the documents, instruments and agreements referred to herein shall not in any manner or to any extent be deemed to amend, impair, invalidate or otherwise affect any of the Obligations or any other obligations of the Loan Parties under the Loan Documents or the rights of the Agent or the Lenders under the Credit Agreement or any other Loan Document (including, without limitation, the Guaranties) or any other document or instrument made or given by any Loan Party in connection therewith and (ii) the “Obligations” shall include all obligations of the Borrower under the Credit Agreement as amended hereby.

6. Amendment Effective Date. This Amendment shall be effective, as of the day and year first above written, on the date that there shall have been delivered to the Agent each of the following:

(a) A copy of this Amendment duly executed by all parties required as signatories hereto;

(b) Such corporate and other authorizing documentation and other documents, instruments and agreements as the Agent may require; and

(c) For distribution by the Agent to the Lenders in accordance with their respective Percentage Shares, a non-refundable amendment fee in the amount of $37,500.00.

7. No Other Amendment. Except as expressly amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect as written.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

9. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Agent and the Lenders as follows:

(a) Each of the Loan Parties has the power and authority and the legal right to execute, deliver and perform this Amendment and have taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of each of the Loan Parties and constitutes the legal, valid and binding obligation of such Persons, enforceable against such Persons in accordance with its terms.

(b) Both prior to and after giving effect to this Amendment: (1) the representations and warranties of the Loan Parties contained in the Loan Document are accurate and complete in all respects, and (2) there has not occurred a Potential Default or an Event of Default.

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[Signature Pages Following]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

AMVAC CHEMICAL CORPORATION, a California corporation

By:	/s/ JAMES A. BARRY
Name:	James A. Barry
Title:	Sr. V.P., Chief Financial Officer

AMERICAN VANGUARD CORPORATION, a Delaware corporation

By:	/s/ JAMES A. BARRY
Name:	James A. Barry
Title:	Sr. V.P., Chief Financial Officer

GEMCHEM, INC., a California corporation

By:	/s/ JAMES A. BARRY
Name:	James A. Barry
Title:	Sr. V.P., Chief Financial Officer

2110 DAVIE CORPORATION, a California corporation

By:	/s/ JAMES A. BARRY
Name:	James A. Barry
Title:	Sr. V.P., Chief Financial Officer

BANK OF THE WEST, as Agent

By:	/s/ TED A. DUNN
Name:	Ted A. Dunn
Title:	Vice President

BANK OF THE WEST, as a Lender

By:	/s/ V.TIMIRAOS
Name:	Vicente L. Timiraos
Title:	SVP & Deputy Manager

FIRST BANK (d/b/a FIRST BANK & TRUST) as a Lender

By:	/s/ RICHARD FEIN
Name:	Richard Fein
Title:	Vice President

REPLACEMENT SCHEDULE 2

COMMITMENT SCHEDULE

(As of March 23, 2004)

Revolving Credit Limit: $45,000,00

Aggregate Credit Limit: $52,500,000 1

Lender	Maximum Commitment: Revolving Credit Limit	Maximum Commitment: Term Loan Limit	Percentage Share
Bank of the West	$25,000,000.00	$4,166,666.67	55.55555555556%

First Bank	$20,000,000.00	$3,333,333.33	44.4444444444%

[1]	Sum of Revolving Credit Limit and outstanding principal balance of the Term Loan at March 19, 2004.

REPLACEMENT SCHEDULE 3

PRICING GRID

Leverage Ratio (as reflected on most recently delivered Compliance Certificate)	Commitment Fee Percentage	LIBOR Spread		Reference Rate Spread
		Term Loan	Revolving Loans and Letters of Credit	Term Loan	Revolving Loans
≥ 2.50:1.00	0.30%	2.50%	2.75%	0.50%	0.75%

≥ 2.00:1.00 but < 2.50:1.00	0.25%	2.25%	2.50%	0.25%	0.50%

≥ 1.50:1.00 but< 2.00:1.00	0.20%	2.00%	2.25%	0.0%	0.25%

< 1.50:1.00	0.15%	1.75%	2.00%	0.0%	0.25%